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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934





       Date of Report (Date of earliest event reported) February 17, 2000

                      Brocade Communications Systems, Inc.
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             (Exact name of registrant as specified in its charter)

         Delaware                 000-25601                77-0409517
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
(State or other jurisdiction      (Commission                (IRS Employer
   of incorporation)              File Number)             Identification No.)

                   1901 Guadalupe Parkway  San Jose, CA 95131
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               (Address of principal executive offices)(Zip Code)

Registrant's telephone number, including area code: 408-487-8000

                                 Not applicable
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         (Former name or former address, if changed since last report)
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ITEM 8.   Change in Fiscal Year

     The Company currently operates on a fiscal year ending October 31. Fiscal year 1999 ended October 31, 1999. On February 2, 2000, the Board of Directors of the Company determined that the Company's fiscal year 2000 and subsequent fiscal years shall end on the Saturday nearest to October 31. As a result, fiscal year 2000 commenced November 1, 1999 and will end October 28, 2000.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       BROCADE COMMUNICATIONS SYSTEMS, INC.

Date: February 17, 2000                By: /s/ MICHAEL J. BYRD
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                                           Michael J. Byrd
                                           V.P. Finance